UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-29173	22-3297375
(Commission File No.)	(IRS Employer Identification No.)

4955 DIRECTORS PLACE

SAN DIEGO, CALIFORNIA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 526-5000

Item 12. Results of Operations and Financial Condition.

On July 26, 2004, Diversa Corporation (the “Company”) issued a press release announcing the Company’s financial results for the quarter and six months ended June 30, 2004.

On July 27, 2004 at 1:00 p.m. (EDT) the Company hosted a mid-year update conference call with live Internet broadcast and provided a review of accomplishments and financial results for the first half of the year and financial guidance for the remainder of the year.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibits.

99.1	Press Release of Diversa Corporation dated July 26, 2004

99.2	Transcript of Mid-Year Update Conference Call held on July 27, 2004

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: July 29, 2004	By:	/s/ Edward Shonsey
	Name:	Edward Shonsey
	Title:	Executive Vice President, Internal Development and
Chief Financial Officer

3

INDEX TO EXHIBITS

99.1	Press Release of Diversa Corporation dated July 26, 2004

99.2	Transcript of Mid-Year Update Conference Call held on July 27, 2004

4